SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.          Evergreen Core Bond Fund, Evergreen Equity Index Fund and Evergreen Intrinsic Value Fund (the “Funds”)

            Effective immediately, the sub-section entitled “Minimum Investments” in the section entitled “SHAREHOLDER TRANSACTIONS” in each Fund's prospectus is revised to reflect that the Board of Trustees may in its discretion waive the minimum initial purchase amount for Class I shares of the Funds from time to time.

March 13, 2008	581863 (3/08)